Exhibit (a)(1)

                                EXHIBIT (a)(3)(C)

                              LETTER OF TRANSMITTAL

     To accompany certificates formerly representing shares of Common Stock of:

                              ROYAL PRECISION, INC.

     This Letter of Transmittal is to be executed and returned to Computershare Trust Company, Inc. ("Computershare"), the designated Paying Agent (the "Paying Agent") for the merger of RA Merger Corp. ("Merger Sub"), a wholly-owned subsidiary of Royal Associates, Inc. ("Acquisition Corp."), with and into Royal Precision, Inc. ("RPI") along with certificates evidencing shares of the common stock of RPI (the "Old Shares") and any other documents referred to herein, at the following address:

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BY REGISTERED MAIL OR BY HAND                BY OVERNIGHT MAIL
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Computershare Trust Company, Inc.            Computershare Trust Company, Inc.
P.O. Box 1596                                350 Indiana Street, Suite 800
Denver, CO 80201-1596                        Golden, CO 80401
Attn:  John G. Harmann                       Attn:  John G. Harmann
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PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS SET FORTH ON PAGE 5 BELOW

To: Paying Agent

     Pursuant to the Merger Agreement and Plan of Merger, dated as of September 12, 2002, between RPI, Acquisition Corp. and Merger Sub (the "Merger Agreement"), the undersigned holder(s) of the certificate(s) formerly representing Old Shares (the "Old Certificates") listed below herewith surrenders such Old Certificate(s) (accompanied by this signed Letter of Transmittal and any other documents required hereby) to the Paying Agent. The undersigned hereby instructs and authorizes you to deliver, as set forth below, in exchange for such Old Certificate(s), the cash payment provided for in the Merger Agreement, and to take all necessary action to effect such delivery. The undersigned understands that such cash payment will be disbursed promptly by mail. Pursuant to the terms of the Merger Agreement, holders of Old Shares are entitled to receive $0.10 for every Old Share they held on the effective date of the merger.

     The undersigned hereby represents and warrants that the undersigned is transmitting the Old Certificates free and clear of all liens, restrictions, charges, encumbrances or adverse claims, and that the undersigned has full authority to surrender such Old Certificates. All authority conferred herein shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by and shall survive the death or incapacity of the undersigned. The undersigned will, upon request, execute and deliver any additional documents required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or deemed necessary or desirable by the Paying Agent in connection with the surrender of such Old Certificates.

     Please issue cash payment to which the undersigned is entitled in the name(s) shown below and forward such cash payment to the address indicated. The undersigned understands that, without the prior written consent of RPI, no cash payment will be issued to the undersigned until all Old Certificates held by the undersigned have been validly tendered and the undersigned has complied with the instructions set forth herein.

     ALL RPI STOCKHOLDERS COMPLETE THE APPLICABLE INFORMATION ON THE REMAINDER OF THIS LETTER OF TRANSMITTAL.

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
     PLEASE COMPLETE THE FOLLOWING TABLE WITH RESPECT TO THE OLD SHARES WHICH YOU FORMERLY OWNED:

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NAME(S), TAX ID OR SOCIAL SECURITY NUMBER(S) AND          CERTIFICATE NUMBER OF
ADDRESSES OF REGISTERED HOLDER(S) (PLEASE PRINT)          NUMBER OLD SHARES
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TOTAL NUMBER OF OLD SHARES
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SPECIAL ISSUANCE INSTRUCTIONS                   SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check is to be mailed to other than the registered holder(s) as described above. See Instructions 5 and 6.

               Issue and mail the check to:

               _____________________________________
               _____________________________________
               _____________________________________
               _____________________________________

[ ] If any Old Certificate(s) which you own has been lost, stolen or destroyed, check this box and see Instruction 3 below. Please fill out the remainder of this Letter of Transmittal and indicate here the number of Old Shares formerly represented by such Old Certificate(s):

           --------------------------------------------------------
                                               NUMBER OF
           CERTIFICATE NUMBERS                 OLD SHARES
           --------------------------------------------------------

           --------------------------------------------------------

           --------------------------------------------------------

           --------------------------------------------------------

           --------------------------------------------------------

Very Truly Yours,


(X)                                          Dated:                       , 2002
   -------------------------------                  ----------------------

(X)                                          Telephone No.: (    )
   -------------------------------                           ---- --------------
     (SIGNATURE(S) OF FORMER RPI STOCKHOLDER(S))

PLEASE SIGN AND DATE ABOVE

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
     NOTE: This Letter of Transmittal must be signed by registered holder(s) of the Old Shares exactly as the name(s) appear on the Old Certificate(s) and documents transmitted herewith, or the authorized representative of such registered holder(s), or by person(s) in whose name the cash payment is to be issued. If signing is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations, partners of partnerships or others acting in a fiduciary or representative capacity, please provide the information below. In addition, any person signing in such capacity may be requested by RPI to deliver proper documentary evidence of the appointment and authority of such person to so act. (See Instruction 6.) If signing is by person(s) in whose name the new certificate(s) is to be issued, see Instruction 6.

                                     -------------------------------------------
                                     Signature
Name(s) (please print)
                                     -------------------------------------------
Capacity (full title)
                                     -------------------------------------------
Address (Including Zip Code)
                                     -------------------------------------------

                                     -------------------------------------------
Taxpayer Identification or
Social Security No.
                                     -------------------------------------------
Area Code and Telephone No.
                                     -------------------------------------------

                       MEDALLION GUARANTEE OF SIGNATURE(S)
                  (ONLY IF REQUIRED - SEE Instructions 5 and 6)

-------------------------------------------

Signature(s) Guaranteed by:

Title of Officer Signing this Guarantee
      (Please Print)
                                     -------------------------------------------
Name of Guaranteeing Firm
      (Please Print)
                                     -------------------------------------------
Address of Guaranteeing Firm
      (Please Print)
                                     -------------------------------------------

              INSTRUCTIONS AND TERMS FOR SURRENDERING CERTIFICATES

      These instructions are part of the Letter of Transmittal:

1. GENERAL. This Letter of Transmittal (or a copy hereof) must be used by RPI stockholders in connection with the surrender of Old Certificate(s). A properly completed and duly executed Letter of Transmittal (or copy of facsimile hereof) and any other documents required by this Letter of Transmittal, each in a form satisfactory to RPI, must be received by the Paying Agent at the address of the Paying Agent set forth herein in order to make an effective surrender. Until all necessary steps have been taken to surrender the Old Certificate(s), no issuance of payment shall be made.

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
THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND RISK OF THE STOCKHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE PAYING AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

2.  INADEQUATE  SPACE.  If the  space  provided  herein is  inadequate,  the Old
Certificate number(s) and the number of Old Shares should be listed on a separate, signed schedule attached hereto.

3. LOST CERTIFICATE. If your Old Certificates(s) has been lost or destroyed, that fact should be indicated on this Letter of Transmittal (or a copy hereof) which should then be delivered to the Paying Agent after being otherwise properly completed and duly executed. In such event, the Paying Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Old Certificates(s). If any Old Certificates(s) has been lost or destroyed an indemnity and surety bond may be required.

4. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to validity, form and eligibility of any surrender of Old Certificates(s) will be determined by RPI, and such determination shall be final and binding. RPI reserves the right to waive any irregularities or defects in the surrender of any Old Certificates(s) and its interpretation of the terms and conditions of the Letter of Transmittal with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been validly made until all irregularities have been cured or waived. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the signer(s) hereof.

5. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if this Letter of Transmittal is signed by the registered holder(s) of the Old Certificates(s) surrendered herewith. IN ALL OTHER CASES, all signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution (bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 promulgated under the Exchange Act (an "Eligible Institution"). See Instruction 6.

6. SIGNATURES ON LETTER OF TRANSMITTAL, ENDORSEMENTS AND SPECIAL ISSUANCE INSTRUCTIONS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Certificates(s) surrendered herewith, the signature(s) must CORRESPOND EXACTLY with the name(s) as written on the face of the Old Certificates(s) without alterations or any change whatsoever.

     If any of the Old Certificates(s) surrendered herewith is owned of record by two or more joint owners, ALL such owners must sign this Letter of Transmittal. If any Old Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Old Certificates.

     If this Letter of Transmittal or any Old Certificates(s) is signed or endorsed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation, partner of a partnership or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to RPI for such person's authority so to act must be submitted herewith.

     When this Letter of Transmittal is signed by the registered holder(s) of the Old Certificates(s) listed and transmitted herewith, no endorsements of Old Certificates(s) or separate stock powers is required.

     If the cash payment is to be issued in the name of someone OTHER THAN the registered holder(s) of the Old Certificate(s), (a) the Old Certificate(s) must be duly endorsed by the registered holder(s) to the person(s) in whose name the issuance is made, and (b) the signature(s) of the registered holder(s) endorsing the Old Certificates(s) must be medallion guaranteed by an Eligible Institution. SEE Instruction 5.

                                     ___-4

     7. TRANSFER TAXES. Transfer taxes may be payable in connection herewith only in the event that cash payment is issued to a person other than the registered holder thereof. The person surrendering the Old Certificates(s) shall pay all required transfer taxes, if any, to RPI.

     8. NO CONDITIONAL SURRENDER. RPI will not accept any conditional or contingent surrender of Old Certificates.

     9. INQUIRIES. All inquiries with respect to this Letter of Transmittal and requests for additional copies of this Letter of Transmittal should be made to the Paying Agent, at the address set forth in this Letter of Transmittal. Questions regarding the Letter of Transmittal should be directed to the Paying Agent, telephone 1-800-___-____ or at the address set forth in this Letter of Transmittal.

Article I. IMPORTANT TAX INFORMATION

     Under federal income tax laws, a stockholder whose Old Certificates(s) is exchanged for cash is required by law to provide the Paying Agent (the payer) with his correct taxpayer identification number on Substitute Form W-9 below. If such stockholder is an individual, the taxpayer identification number is his social security number. If the Paying Agent is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Old Shares exchanged for cash may be subject to backup withholding.

     Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order to satisfy the Paying Agent that a foreign individual qualifies as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying Agent.)

     If backup withholding applies, the Paying Agent is required to withhold 31% of any such payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     WHAT NUMBER TO GIVE THE PAYING AGENT. The stockholder is required to give the Paying Agent the social security number or taxpayer identification number of persons to whom checks are issued.

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     PAYEE'S NAME
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SUBSTITUTE FORM W-9 DEPARTMENT OF THE TREASURY, INTERNAL REVENUE SERVICE PAYER'S
REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN).
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PART 1. PLEASE PROVIDE YOUR TIN IN THE ENTER YOUR SOCIAL SECURITY OR EMPLOYER ID
NUMBER BOX AT RIGHT AND CERTIFY BY SIGNING HERE: AND DATING BELOW.
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PART 2: [ ] CHECK THIS BOX IF YOU ARE NOT  SUBJECT TO BACKUP  WITHHOLDING  UNDER
THE PROVISIONS OF SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE BECAUSE (1) YOU HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR (2) THE INTERNAL REVENUE SERVICE HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.
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PART 3:  [ ] CHECK HERE, IF AWAITING TIN.
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CERTIFICATION  - UNDER THE PENALTIES OF PERJURY,  I CERTIFY THAT THE INFORMATION
PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

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          SIGNATURE                                                   DATE

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